SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2003

NEW SOUTH MOTOR VEHICLE TRUST 2002-A

(Exact name of Registrant as specified in its charter)

Common Law Trust	333-72708-1	36-7270801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o New South Federal Savings Bank, as Servicer 1900 Crestwood Boulevard, Birmingham, Alabama	35210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 951-4000

N/A

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

On November 26, 2002, three classes of notes, entitled New South Motor Vehicle Trust 2002-A Class A-1 1.44% Asset Backed Notes (the “Class A-1 Notes”), Class A-2 1.94% Asset Backed Notes (the “Class A-2 Notes”) and Class A-3 3.03% Asset Backed Notes (the “Class A-3 Notes, and together with the Class A-1 Notes and the Class A-2 Notes, the “Notes”), were issued pursuant to an indenture, dated as of November 26, 2002 (the “Indenture”), between New South Motor Vehicle Trust 2002-A by Wilmington Trust Company, as owner trustee (“Owner Trustee”), and JPMorgan Chase Bank, as indenture trustee (“Indenture Trustee”).

Pursuant to a purchase agreement dated November 26, 2002 (the “Purchase Agreement”), between New South Federal Savings Bank, as originator (“New South”), and Bond Securitization, L.L.C., as depositor (“Depositor”), Depositor purchased from New South certain motor vehicle installment sales contracts (the “Receivables”).

Upon the closing of the initial issuance of the Notes and pursuant to a sale and servicing agreement dated November 26, 2002 (the “Agreement”), among New South Motor Vehicle Trust 2002-A, an affiliate of New South, as issuer (the “Issuer”), Depositor, as seller, and New South, as servicer and custodian, (i) the Issuer purchased from Depositor certain Receivables with an aggregate principal balance of $125,991,299.79 (the “Initial Receivables”), and (ii) the Indenture Trustee deposited funds in the pre-funding account established pursuant to the Agreement (the “Pre-Funding Account”) in an amount equal to $10,000,000. Pursuant to the Indenture, the Issuer pledged the Initial Receivables to the Indenture Trustee to secure the repayment of the Notes.

On January 30, 2003, following the closing of the initial issuance of the Notes, the Issuer purchased from Depositor certain additional Receivables with an aggregate principal balance equal to approximately $9,999,859.95 with funds on deposit in the Pre-Funding Account at a purchase price equal to the principal balance thereof (the “Subsequent Receivables”), which Subsequent Receivables were pledged to the Indenture Trustee pursuant to an Assignment, dated January 30, 2003, between the Issuer and the Indenture Trustee.

Capitalized terms not otherwise defined herein shall have the meanings given them in the Agreement.

Item 5. Other Events

Description of the Receivables Pool

As more fully described above, on January 30, 2003, the Issuer purchased the Subsequent Receivables with the funds on deposit in the Pre-Funding Account. The tables attached as an exhibit hereto describe certain characteristics of the Subsequent Receivables held by the Issuer as of the close of business on January 27, 2003 (the “Subsequent Cut-Off Date”).

Item 7. Financial Statements and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits.

Exhibit	Index

Exhibit No.	Description of Document

99.1	Characteristics of the Subsequent Receivables Pool as of the close of business on January 27, 2003, relating to New South Motor Vehicle Trust 2002-A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: February 12, 2003

NEW SOUTH MOTOR VEHICLE TRUST 2002-A.

By:	NEW SOUTH FEDERAL SAVINGS BANK, as Servicer

By:	/s/ Roger D. Murphree
Roger D. Murphree Executive Vice President

Exhibit	Index

Exhibit No.	Description of Document
99.1	Characteristics of the Subsequent Receivables as of the close of business on January 27, 2003, relating to New South Motor Vehicle Trust 2002-A.